UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2024, AEye, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with New Circle Principal Investments LLC, a Delaware limited liability company (“New Circle”), pursuant to which New Circle has committed to purchase, subject to certain limitations, up to $50 million of the Company’s common stock, par value $0.0001 per share (the “Total Commitment”).

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to sell to New Circle, and New Circle is obligated to purchase, up to the Total Commitment. Such sales of common stock by the Company, if any, will be subject to certain limitations, and may occur from time-to-time in the Company’s sole discretion, commencing once certain customary conditions are satisfied, including the filing and securing effectiveness of a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the shares to be sold to New Circle under the Purchase Agreement.

New Circle has no right to require the Company to sell any shares of common stock to New Circle, but New Circle is obligated to make purchases as the Company directs, subject to certain conditions. Shares will be issued from the Company to New Circle, with respect to the issuance and sale of the shares pursuant to the Purchase Agreement, at a price per share calculated based on (i) the lowest daily volume weighted average price (“VWAP”) over a three consecutive trading day period commencing on the date of the applicable purchase notice (“Option 2 Pricing Period”) or (ii) the VWAP of our common stock over a one trading day period or intraday trading period (“Option 1 Pricing Period”), chosen at our sole discretion. Purchase notices issued by the Company with an Option 2 Pricing Period selected shall be sold at a price per share equal to (a) 97.5% multiplied by (b) the lowest daily VWAP of our common stock during the Option 2 Pricing Period. Purchase notices issued by the Company with an Option 1 Pricing Period selected shall be sold at a price per share equal to (a) 96.5% multiplied by (b) the lowest of (1) the VWAP of our common stock on the immediately following full trading day (or current day, if delivered prior to 9:00 AM Eastern Time), (2) the VWAP of our common stock commencing at the Intraday Commencement Time (as defined in the Purchase Agreement) and ending at the earlier of 4:00 P.M. Eastern Time or fifteen (15) minutes after such time that the total number of shares of our common stock traded since the Intraday Commencement Time exceeds 500% of the number of shares included in such purchase notice (the “Volume Threshold Period”) and (3) the VWAP of our common stock commencing at the Intraday Commencement Time and ending at the earlier of (A) one hour thereafter or (B) 4:00 P.M. Eastern Time of such trading day (the “One Hour VWAP Period”); provided, that solely in the event the Company submits, and New Circle accepts, on any trading day multiple purchase notices when it would otherwise not be required to accept such additional purchase notices, the price for purposes of subclause (b) above of shares of our common stock for each such purchase notice other than the last purchase notice submitted and accepted shall be the lower of (i) the VWAP of our common stock during the Volume Threshold Period and (2) the One Hour VWAP Period. There are no upper limits on the price per share that New Circle must pay for shares of the Company’s common stock. Actual sales of shares of common stock to New Circle will depend on a variety of factors to be determined by the Company from time-to-time, including, among other things, market conditions, the trading price of the Company’s common stock, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, the Company may not issue to New Circle under the Purchase Agreement more than 19.99% of the shares of the Company’s common stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of its common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average purchase price per share paid by New Circle for all shares of the Company’s common stock, if any, that the Company elects to sell to New Circle under the Purchase Agreement equals or exceeds the lower of (a) the Nasdaq official closing price for the Company’s common stock immediately preceding the execution of the Purchase Agreement and (b) the arithmetic average of the five Nasdaq official closing prices for the common stock during the 5-trading day period immediately preceding the execution of the Purchase Agreement, as adjusted so that the Exchange Cap will not apply to issuances of common stock under the Purchase Agreement under applicable Nasdaq rules.

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Moreover, the Company may not issue or sell any shares of its common stock to New Circle under the Purchase Agreement which, when aggregated with all other shares of the Company’s common stock then beneficially owned by New Circle and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder), would result in New Circle beneficially owning more than 4.99% of the outstanding shares of the Company’s common stock.

The net proceeds from sales, if any, under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its common stock to New Circle. The Company expects that any proceeds received by the Company from such sales to New Circle will be used for working capital and general corporate purposes to support its future growth, including further penetration into the Chinese lidar market and further go-to-market enhancements of the Apollo product.

New Circle has covenanted not to enter into or effect, in any manner whatsoever, directly or indirectly, any short sales of the Company’s common stock or hedging transaction which establishes a net short position with respect to the Company’s common stock; provided, however, that New Circle may sell a number of shares of the Company’s common stock equal to the number of shares that it is unconditionally obligated to purchase under a pending purchase notice, but has not yet received from the Company.

As consideration for New Circle’s irrevocable commitment to purchase shares of the Company’s common stock upon the terms of and subject to satisfaction of the conditions set forth in the Purchase Agreement, the Company paid New Circle a structuring fee of $25,000 and a legal fee of $25,000. In addition, the Company shall pay a commitment fee to New Circle in the form of the Company's common stock with an aggregate market value equal to $300,000 (the “Initial Commitment Fee”), the market value of which shall be determined based on the closing price of the trading day of the initial filing of the registration statement filed in order to register the Company’s common stock sold under the Purchase Agreement; provided, however, that the Company may, in its sole discretion, elect to pay any portion of the Initial Commitment Fee in cash, so long as such amount is paid on or prior to the day of filing of the registration statement filed in order to register the Company’s common stock sold under the Purchase Agreement, and the amount of the Initial Commitment Fee paid in cash by the Company shall be entitled to a 25% discount. Additionally, upon the earlier of (x) 12 months from the date of execution of the Purchase Agreement and (y) the purchase of shares of common stock with an aggregate value of $15,000,000 by New Circle by means of purchases notices issued pursuant to the Purchase Agreement, the Company shall pay $200,000 in cash to New Circle.

In connection with the entry into the Purchase Agreement, the Company also entered into the Registration Rights Agreement, pursuant to which the Company agreed to file with the SEC within fourteen (14) days of the date of the Registration Rights Agreement a registration statement for the resale by New Circle of the shares of common stock issued under the Purchase Agreement (including the shares of common stock used to pay the Initial Commitment Fee, if any, the “Registrable Securities”). The Company agreed to use its reasonable best efforts to have such registration statement declared effective within forty-five (45) days, or if the SEC notifies the Company that it intends to review such registration statement, sixty (60) days, following such filing and to maintain the effectiveness of such registration statement until the earliest of (i) the date on which the New Circle has sold all of the Registrable Securities, (ii) the date that is 180 days after the date of termination of the Purchase Agreement if as of such termination date New Circle holds any Registrable Securities and (iii) the date of termination of the Purchase Agreement if as of such termination date New Circle holds no Registrable Securities. The Company shall not have the ability to issue any purchase notices under the Purchase Agreement until such resale registration statement is declared effective by the SEC.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions, and indemnification obligations of the parties. The Purchase Agreement will automatically terminate on the earliest of (i) the 36-month anniversary of the date a resale registration statement for the common stock issued to New Circle is declared effective by the SEC, (ii) the date on which New Circle shall have made payment to the Company for common stock equal to $50 million or (iii) the date any statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, withdrawn or endorsed by any court or governmental authority of competent jurisdiction, as applicable, which would prohibit any of the transactions contemplated by the Purchase Agreement. The Company has the right to terminate the Purchase Agreement at any time, at no cost or penalty, upon five trading days’ prior written notice to New Circle; provided that (i) there are no outstanding purchase notices under which our common stock have yet to be issued, and (ii) the Company has paid all amounts owed to New Circle pursuant to the Purchase Agreement. The Company and New Circle may also agree to terminate the Purchase Agreement by mutual written consent.

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In connection with the entry into the Purchase Agreement, the Company terminated the existing Common Stock Purchase Agreement, dated as of December 8, 2021, by and between the Company and Tumim Stone Capital LLC.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties, and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of common stock in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, New Circle represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to New Circle in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On July 29, 2024, the Company issued a press release (the “Press Release”) announcing that the Company entered into the Purchase Agreement with New Circle. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

4.1	Registration Rights Agreement by and between AEye, Inc. and New Circle Principal Investments LLC, dated July 25, 2024.

10.1	Share Purchase Agreement by and between AEye, Inc. and New Circle Principal Investments LLC, dated July 25, 2024.

99.1	Press release dated July 29, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: July 29, 2024
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary